Exhibit 99.13



                                  Certification
         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 with
            Respect to the FNB Bancorp Quarterly Report on Form 10-Q
                      for the Quarter ended March 31, 2003



     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of FNB Bancorp, a California corporation (the "Company"), does hereby certify that:

     1. The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated: May 13, 2003.                            /s/ Thomas C. McGraw
                                                --------------------------------
                                                Thomas C. McGraw
                                                Chief Executive Officer




Dated: May 13, 2003.                           /s/ James B. Ramsey
                                               ---------------------------------
                                               James B. Ramsey
                                               Senior Vice President
                                               and Chief Financial Officer